Pilgrim's Pride Corporation

Fiscal 2008 2nd Quarter Financial Results

May 5, 2008

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management, including as to the expected benefits and synergies associated with the acquisition of Gold Kist and changes in pricing, demand and market conditions for chicken products and profitability, are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; changes in laws or regulations affecting our operations or the application thereof; competitive factors and pricing pressures or the loss of one or more of our largest customers; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of doing business to increase, cause us to change the way we do business, or otherwise disrupt our operations; inability to consummate, or effectively integrate, any acquisition, including integrating our recent acquisition of Gold Kist, or realize the associated cost savings and operating synergies currently anticipated; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- Unless the context otherwise requires, the pro forma financial information referenced in this presentation assumes that we completed the acquisition of Gold Kist and the related financings at the beginning of the period presented. Please see our Annual Report on Form 10-K for the fiscal year ended September 29, 2007 filed with the Securities and Exchange Commission on November 19, 2007.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude accounting adjustments relating to our benefit plans, to exclude losses on early extinguishment of debt, to exclude the effects of discontinued operations in connection with the sale of the company's turkey business, and to exclude asset impairment and restructuring charges in connection with the closures of the company's Siler City processing facility and six distribution centers. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income plus interest, income taxes, depreciation and amortization (excluding amortization of capitalized financing costs). Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

2nd Quarter & Fiscal Year-to-Date Overview

- Net loss $1.67 per share vs. net loss of $0.60 per share in the 2nd Quarter of 2007.
  - Results include asset impairment and restructuring charges of $17.7 million, $11.1 million net of tax, or $0.17 per share, related to the closing of the Siler City, NC processing plant and six distribution centers.
- Feed ingredient costs represent most significant challenge
  - PPC 2nd quarter corn & soybean meal costs up $200 million vs. prior year same period
  - Feed represented 39.5% of COGS, up from 36.5% in Q1 2008
- Sold turkey business in March
- Announced closings of Siler City, NC processing plant & 6 distribution centers
- Production cutbacks announced
  - 5% reduction for the second half of fiscal 2008

Weekly Egg Sets Declining



Weekly Egg Sets
225
220
215
210
205
200
mm eggs
1/5/08
1/19/08
2/2/08
2/16/08
3/1/08
3/15/08
3/29/08
4/12/08
4/26/08
2006
2007
2008

Source: USDA

Unutilized Industry Capacity

	Millions of Head
Unused Capacity - Announced Cutbacks	5.0
Low Cost Incremental Capacity	
19% of Industry (26 million Head/Week) times 178%	20.4
Total pent-up/low cost capacity	25.4
Past 5-year Average Growth in Head Slaughtered/Week	1.53
Years Growth Available	**16.6**

* The remaining 81% of the industry is split, with 69% running at 140 bpm and 31% running at 91 bpm. Accordingly, we used this ratio to compute the 124.8 bpm average, or 78.3% increase.

Production Cutbacks & Seasonal Demand Should Lead to Improved Market Pricing

UB Boneless Skinless Breast Meat Pricing


Q2 FY08 $1.41
Q2 FY07 $1.47
J F M A M* J J A S O N D
2006 2007 2008

Recent UB Boneless Skinless Breast Meat Pricing


April Avg. Price
2007 $1.75
2008 $1.43
2006 $1.05
2006 2007 2008

UB Georgia Dock Pricing


Q2 FY08 $0.79
Q2 FY07 $0.74
J F M A M* J J A S O N D
2006 2007 2008

UB Leg Quarter Pricing


Q2 FY08 $0.42
Q2 FY07 $0.38
J F M A M* J J A S O N D
2006 2007 2008

*MTD Average through May 2, 2008

Corn and Soybean Meal Prices Surge on Acreage Battles and Demand



Daily CBOT Prices
Corn (cents/bu.)
Soybean Meal ($/ton)
Since Oct 1, 2007:
Corn +$2.33/bu.
Meal +$53.00/ton
Corn Cents/bushel
Meal $/ton
620
600
580
560
540
520
500
480
460
440
420
400
380
360
340
320
300
380
360
340
320
300
280
260
240
220
200
180
11/1/2006
11/30/2006
12/29/2006
1/31/2007
3/1/2007
3/29/2007
4/27/2007
5/25/2007
6/25/2007
7/24/2007
8/21/2007
9/19/2007
10/17/2007
11/14/2007
12/13/2007
1/14/2008
2/12/2008
3/12/2008
4/10/2008

As of 5/2/2008

Capital Expenditures



Million $
Maintenance/Other
Efficiency/Expansion
240
220
200
180
160
140
120
100
80
60
40
20
0
$55.1
$13.7
$41.4
$27.5
$13.8
$13.7
$94.4
$30.8
$63.6
$107.2
$40.4
$66.8
$70.2
$32.5
$37.7
$172.3
$67.9
$104.4
$185.1
$77.4
$107.7
$148.1
$69.6
$78.5
2Q FY07
2Q FY08
6-Mo FY07
6-Mo FY07 PF
6-Mo FY08
FY 07
FY 07 PF
LTM 3/29/08

*The Company projects FY2008 capital expenditures of approximately $170 - $190 million.

Earnings Per Share

	FY2008*	FY2007**	% Change
2nd Quarter			
EPS	($1.67)	($0.60)	-178%
EPS from Continuing Operations	($1.67)	($0.59)	-183%

	FY2008*	FY2007**	% Change
2nd Quarter YTD			
EPS	($2.16)	($0.73)	-196%
EPS from Continuing Operations	($2.17)	($0.73)	-197%

	FY2008*	FY2007**	% Change
Pro forma YTD			
EPS	($2.16)	($1.25)	-73%
EPS from Continuing Operations	($2.17)	($1.25)	-74%

(*) Includes asset impairment charges of $12.0 million, or $0.12 per share, and restructuring charges of $5.7 million, or $0.06 per share in connection with the closures of the company's Siler City processing facility and six distribution centers in 2QFY2008.

(**) Includes a charge of $14.5 million, or $0.14 per share related to the early extinguishment of debt incurred by the company in connection with the financing of the Gold Kist acquisition in Q2 FY2007.

Sales Segment – 2nd Quarter

($ in millions)	Actual		
	FY2008	FY2007	% Change
Chicken:			
United States	$ 1,723.0	$ 1,683.5	2.3%
Mexico	127.3	111.0	14.7%
Total Chicken Sales	1,850.3	1,794.5	3.1%
Sale of Other Products:			
United States	243.9	188.7	29.3%
Mexico	6.6	4.0	65.0%
Total Sale of Other Products	250.5	192.7	30.0%
Total Net Sales	$ 2,100.8	$ 1,987.2	5.7%

Sales Segment – 2nd Quarter YTD

($ in millions)	Actual			Pro forma	
	FY2008	FY2007	% Change	FY2007	%Change
Chicken:					
United States	$ 3,451.1	$ 2,714.4	27.1%	$ 3,229.3	6.9%
Mexico	248.3	234.0	6.1%	234.0	6.1%
Total Chicken Sales	3,699.4	2,948.4	25.5%	3,463.3	6.8%
Sale of Other Products:					
United States	434.3	324.3	33.9%	336.6	29.0%
Mexico	14.4	6.5	123.8%	6.5	123.8%
Total Sale of Other Products	448.7	330.8	35.6%	343.1	30.8%
Total Net Sales	$ 4,148.1	$ 3,279.2	26.5%	$ 3,806.4	9.0%

Results from Operations – 2nd Quarter

($ in millions, except per share figures)	Actual FY2008*	Actual FY2007**	% Change
Net Sales	$ 2,100.8	$ 1,987.2	5.7%
Net (Loss)	$ (111.4)	$ (40.1)	-177.8%
Net (Loss) from Continuing Operations	**$ (111.5)**	**$ (39.1)**	**-185.2%**
EBITDA	$ (83.4)	$ 31.0	-369.0%
Adjusted EBITDA	**$ (65.8)**	**$ 46.5**	**-241.4%**
EBITDA Reconciliation			
Net (Loss)	$ (111.4)	$ (40.1)	
Add:			
Income tax (benefit) expense	(64.3)	(19.4)	
Interest expense, net	33.3	37.0	
Depreciation and amortization	60.1	54.6	
Minus:			
Amortization of capitalized financing costs	1.1	1.1	
EBITDA	**$ (83.4)**	**$ 31.0**	**-369.0%**
EBITDA Margin	-3.97%	1.56%	
Adjustments			
Discontinued Operations	(0.1)	1.0	
Asset Impairment	12.0	-	
Restructuring	5.7	-	
Loss on early extinguishment of debt	-	14.5	
EBITDA - Adjusted	**$ (65.8)**	**$ 46.5**	**-241.4%**
EBITDA Margin - Adjusted	-3.13%	2.34%	

(*) Included in Q2 FY2008 net income is a loss of ($0.8) million from operation of discontinued business and a $0.9 million gain on sale of discontinued business.
(**) Included in Q1 FY 2007 net income is a loss of ($1.0) million from operation of discontinued business.

Results from Operations – 2nd Quarter YTD

($ in millions, except per share figures)	Actual			Pro forma	
	FY2008*	FY2007	%Change	FY2007	% Change
Net Sales	$ 4,148.1	$ 3,279.1	26.5%	$ 3,807.0	9.0%
Net Income (Loss)	$ (143.8)	$ (48.8)	-194.7%	$ (83.0)	-73.3%
Net Income (Loss) from Continuing Operations	**$ (144.7)**	**$ (48.9)**	**-195.9%**	**$ (83.0)**	**-74.3%**
EBITDA	$ (24.6)	$ 59.8	-141.1%	$ 56.1	-143.9%
Adjusted EBITDA	**$ (7.8)**	**$ 74.2**	-110.5%	**$ 70.5**	-111.1%
EBITDA Reconciliation					
Net (Loss) Income	$ (143.8)	$ (48.8)		$ (83.0)	
Add:					
Income tax (benefit) expense	(57.1)	(25.9)		(46.6)	
Interest expense, net	62.8	49.4		75.2	
Depreciation and amortization	115.6	86.9		112.8	
Minus:					
Amortization of capitalized financing costs	2.1	1.8		2.3	
EBITDA	**$ (24.6)**	**$ 59.8**	**-141.1%**	**$ 56.1**	**-143.9%**
EBITDA Margin	-0.59%	1.82%		1.47%	
Adjustments					
Discontinued Operations	(0.9)	(0.1)		(0.1)	
Asset Impairment	12.0	-		-	
Restructuring	5.7	-		-	
Loss on early extinguishment of debt	-	14.5		14.5	
EBITDA - Adjusted	**$ (7.8)**	**$ 74.2**		**$ 70.5**	
EBITDA Margin - Adjusted	-0.19%	2.26%		1.85%	

(*) Q2 FYTD 2008 Net Income includes a non-recurring income tax expense of approximately $13.0 million, or $0.20 per share, related to an adjustment in deferred taxes as a result of a newly enacted tax law in Mexico in Q1 FY2008.

Summary Operating Results – 2nd Quarter

($ in millions)	Actual	
	FY2008*	FY2007
Operating Income (Loss):		
Chicken:		
United States	$ (174.3)	$ (2.9)
Mexico	(3.7)	(12.6)
Total Chicken	(178.0)	(15.5)
Other Products:		
United States	33.5	4.3
Mexico	0.9	0.5
Total Other Products	34.4	4.8
GAAP Operating Income (Loss):	**$ (143.6)**	**$ (10.7)**
Operating Margin	-6.8%	-0.5%

(*) Includes asset impairment charges of $12.0 million, or $0.12 per share, and restructuring charges of $5.7 million, or $0.06 per share in connection with the closures of the company's Siler City processing facility and six distribution centers in 2QFY2008.

Summary Operating Results – 2nd Quarter YTD

($ in millions)

	Actual		Pro forma
	FY2008*	FY2007	FY2007
Operating Income (Loss):			
Chicken:			
United States	$ (193.4)	$ (13.8)	$ (44.9)
Mexico	(7.8)	(11.3)	(11.3)
Total Chicken	(201.2)	(25.1)	(56.2)
Other Products:			
United States	56.2	8.4	9.0
Mexico	2.0	1.1	1.1
Total Other Products	58.2	9.5	10.1
GAAP Operating Income (Loss):	**$ (143.0)**	**$ (15.6)**	**$ (46.1)**
Operating Margin	-3.4%	-0.5%	-1.2%

(*) Includes asset impairment charges of $12.0 million, or $0.12 per share, and restructuring charges of $5.7 million, or $0.06 per share in connection with the closures of the company's Siler City processing facility and six distribution centers in 2QFY2008.

Long-term Debt

($ in thousands)

	March 29, 2008				September 29, 2007			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Senior subordinated unsecured notes, at interest at 7 5/8%	2015	400,000	--	400,000	2015	400,000	--	400,000
Senior subordinated notes, interest at 8 3/8%	2017	250,000	--	250,000	2017	250,000	--	250,000
Revolving term/credit facility with notes payable at LIBOR plus 1.75 - to - 2.75%*	2016	150,000	400,000	550,000	2016	--	550,000	550,000
Term Loan with bank at 6.84% (7.34%)*	2016	98,750	--	98,750	2016	99,250	--	99,250
Term loan with bank at 7.06% (7.54%)*	2016	108,900	--	108,900	2016	109,725	--	109,725
Voluntary converted loans at LIBOR plus 1.00% - to - 3.00%*	2016	269,925	--	269,925	2016	269,925	--	269,925
Term floating loan at LIBOR plus 1.75 - to - 2.75%*	2016	143,725	--	143,725	2016	143,725	--	143,725
Mexico revolving credit facility	2011	52,116	--	52,116	2011	26,293	23,707	50,000
Other notes payable	VAR	22,405	--	22,541	VAR	22,512	--	22,512
		1,495,821	$ 400,000	$ 1,895,957		1,321,430	$ 573,707	$ 1,895,137
Less current maturities		2,891				2,872		
Total Long-term debt		$ 1,492,930				$ 1,318,558		

*Temporary rates and LIBOR ranges are adjusted to reflect the amendments effective May 1, 2008 through FY2009

Other Credit Facilities

($ in thousands)	March 29, 2008				September 29, 2007			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Domestic Revolving Credit Facility at LIBOR plus 0.75% to LIBOR plus 2.75%*	2013	$ 137,000	$ 76,400	$ 300,000	2013	$ -	$ 215,133	$ 300,000
Total Debt		$ 1,632,821	$ 476,400	$ 2,195,957		$ 1,321,430	$ 788,840	$ 2,195,137
Receivables Purchase Agreement	2012	$ 270,600	$ 17,500	$ 300,000	2012	$ 300,000	$ -	$ 300,000
Total Debt and Receivable Purchase Facilities		$ 1,903,421	$ 493,900	$ 2,495,957		$ 1,621,430	$ 788,840	$ 2,495,137

*Temporary rates and LIBOR ranges are adjusted to reflect the amendments effective May 1, 2008 through FY2009

Temporary Financial Covenant Changes

Ratios Adjusted:	Original Requirement	Actual Q2 FY 2008	New Requirement Q3 FY2008 - Q3 FY2009	New Requirement Q4 FY2009	Return to Original Q1 FY2010
Leverage Ratio	65.00%	59.98%	70.00%	70.00%	65.00%
Tangible Net Worth	$423,508	$451,790	$250,000	$300,000	$300,000 to 50% of Net Income
Net Tangible Assets to TL	112.50%	115.80%	105.00%	110.00%	112.50%
Fixed Charge Coverage	150.00%	193.50%	125.00%	125.00%	150.00%

Other Ratios:		
Current Ratio	1.35	1.64
Net Working Capital	$250,000	$581,404

Dramatic Shift in Corn Use Pits Food vs. Fuel


Corn Component Demand as a % of Total Use
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
% of Total Use
99/00
00/01
01/02
02/03
03/04
04/05
05/06
06/07
07/08
08/09*
Feed
Food Seed & Industrial (less ethanol)
Exports
Ethanol

'08/09 Projection based on USDA Outlook Demand – Source USDA

PPC Commodity Index Driven by Ag Component


PPC Commodity Index
Baseline: January 2002 = 100
Weighted avg. basket including:
Corn, soybean meal, soft wheat, soy oil, #2 diesel and natural gas
Total PPC Index
Ag Component
Energy Component
300
280
260
240
220
200
180
160
140
120
100
80
60
40
20
0
1/7/2002
4/7/2002
7/7/2002
10/7/2002
1/7/2003
4/7/2003
7/7/2003
10/7/2003
1/7/2004
4/7/2004
7/7/2004
10/7/2004
1/7/2005
4/7/2005
7/7/2005
10/7/2005
1/7/2006
4/7/2006
7/7/2006
10/7/2006
1/7/2007
4/7/2007
7/7/2007
10/7/2007
1/7/2008
4/7/2008